UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)

(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

_____________________________________________________________________________________________

September 30, 2004

_____________________________________________________________________________________________

___________________________________________________________________________________________

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………….

1

Schedule of Investments ………………………………………………………………………………

4

Statement of Assets and Liabilities…………………………………………………………………….

 8

Statement of Operations………………………………………………………………………………..

9

Statements of Changes in Net Assets…………………………………………………………………..

10

Notes to the Financial Statements………………………………………………………………………

11

Financial Highlights……………………………………………………………………………………

13

Report of Independent Registered Public Accounting  Firm………………………………………….

14

_____________________________________________________________________________________________

Upright Growth Fund

   November 29, 2004

Dear Investor:

We are pleased to present you the Annual Report of the Upright Growth Fund for the fiscal year from October 1, 2003 to September 30, 2004.  The Fund produced a total return of 6.11%.  This compares to 11.92%( without dividend reinvestment) for the S&P 500 (large companies) and 6.15% for the NASDAQ Composite Index (mostly high-tech companies).  The Fund’s return for the calendar year 2004, from Jan. 1, 2004 to Dec. 31, 2004, will be published in the annual prospectus in January 2005. The Fund’s latest calendar year 2003 return was 50.97% comparing to 27.8% of the S&P 500 Index.

Market Review

The stock market did well in the fourth quarter 2003.  However, the market was  in a doldrums for the first nine months of 2004.  The reasons for a slow market in the 9-month period are as follows:

o

Pressure of profit taking

o

Threat of terrorism plus the ever lasting war with Iraq

o

Higher dollar amounts in both trade and federal deficits

o

Rising oil price

o

Potential interest rate increase by Central Bank

o

Uncertainty of the presidential election

As a result, the S&P 500 Index as the end of September 2004 was basically unchanged since January 2004, but the NASDAQ lost about 5%.  We viewed the non-performing market a healthy and necessary adjustment after a nice run in 2003. The circumstances presented an excellent opportunity for our Fund because some solid stocks dropped below their fair values due to the above uncertainties.

Forecast

The Fund’s performance is slightly behind the S&P 500 Index for the fiscal year ending September 30, 2004.  However, we know the gap is temporary and within normal range.  We have high confidence that the Fund has a good chance to outperform S&P 500 Index in the fourth quarter 2004.  The reasons are :

1.

The market traditionally performs strongly in the fourth quarter due to the vigorous business activities to boost corporate earnings.  The impact tends to benefit the growth funds of our type.

2.

The Fund had acquired a hefty percentage of the pharmaceutical stocks at their lows and a healthy rebound of these recently undervalued stocks is anticipated in  2005.  The year end sell-off of these stocks for tax filing purpose will end soon.  Their values are extremely attractive now and will regain the spotlight.

Investment Strategies

Our investment strategies are as follows:

1.

To maximize the growth potential by investing the cash reserves (approximately 20% of the portfolio) to become a fully invested fund

2.

To weigh heavily on the pharmaceutical and the health care stocks based on our positive outlook on the sector and their currently depressed prices

3.

To purchase stocks, including but not limited to high tech stocks, that show the sign of bottom out but with high earning recovery

Pharmaceutical Case Study

Sector rotation occurs for various reasons.  Pharmaceutical Sector use to be as the so called “premium stock” since 1992. However, now many investors are uncertain about investing in the pharmaceutical stocks due to the negative press about the on-going and upcoming litigations and the lack of strong drug pipelines.  We have an entirely different perspective.  We believe that the bad news has been reflected in the current depressed price.  Once the litigations reach the settlements, the situations will drastically change.

The world’s largest tobacco company, Altria Group (previously known as Philip Morris), is a perfect example for our investors to look beyond the fear of litigations surrounding the Pharmaceutical Sector today. Pharmaceutical is undergoing what Philip Morris experienced a couple of years ago.  When Philip Morris was targeted by all the litigations, the stock price took a freefall.  Once the lawsuits were settled, the stock price had a short-term setback but quickly rebounded.  We bought Philip Morris stock at around $20 a share with an 8% dividend ratio four years ago.  As of today, it continues to grow and has produced almost 200% return in our investment.

Elan is another good example supporting our strategy of acquiring additional pharmaceutical or health care stocks at the present time.  We recently took 100% profit from the holding since 2002.  Elan has yet demonstrated operation profit and will not turn to a profitable state until 2006.  However, Wall Street has generated tremendous momentum to push up the stock price.  Technically speaking, if the investors are willing to overpay for Elan stock today, they will soon find Pfizer stock extremely attractive when the market rotates to the Pharmaceutical Sector.  Pfizer stock price has been staggering for the past five years despite its 200% earning increase.  It is the largest pharmaceutical company by far, has the top three blockbuster drugs in the industry, and has the highest R&D budget for future pipelines.

Summary

We would like to emphasize again that the growth funds have proven to be more rewarding than other investment choices in a recovering market while the economy improving.  Growth stocks usually lead the way in the bull market because the improving earnings make these stocks more appealing to the investors.

Nobody can predict when the S&P 500 Index or NASDAQ Composite Index will fully recover to its record high.  We recommend our shareholders to use the dollar cost average approach to invest regularly regardless of the market condition.

We appreciate your trust in the past.  Furthermore, we look forward to working with you to achieve higher financial results in 2005.

Sincerely,

/s/David Y.S. Chiueh

Portfolio Manager

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations).  Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended September 30, 2004

	1 -Year	5 - Year	Since Inception
Upright Growth Fund	6.11%	(2.22)%	(-1.82)%
S&P 500 Index	13.87%	(1.31)%	(-0.33)%
* Inception January 21, 1999

SCHEDULE OF INVESTMENTS

September 30, 2004

	Number of	Market
	Shares	Value
COMMON STOCKS - 74.15%

Auto/Truck - 1.19%
General Motors Corp.	1,600	$ 67,968

Biotechnology - 6.33%
Amgen, Inc. *	880	49,993
Biogen, Inc.*	575	35,173
Forbes Medi-Tech, Inc.*	20,000	46,400
Genetech, Inc. *	1,200	62,904
Medimmune, Inc.*	5,000	118,500
Millennium Pharmaceutical, Inc. *	3,500	47,845
		360,815

Computer - 1.15%
Adaptec, Inc. *	1,500	11,400
Dell Computer Corp. *	1,400	49,840
Sun Microsystems, Inc. *	1,100	4,444
		65,684
Defense - 1.89%
Boeing Co.	1,000	51,620
Lockheed Martin Corp.	1,000	55,780
		107,400
Diversified Company - 3.06%
General Electric Company	2,000	67,160
Tyco International Ltd.	3,500	107,310
		174,470
Electronics - 3.38%
Corning, Inc.	1,600	17,728
RF Micro Devices, Inc. *	400	2,536
Sanmina Corp. *	4,000	28,200
Solectron Corp. *	3,000	14,850
Vishay Intertechnology *	10,000	129,000
		192,314

Energy - 1.75%
AES Corp. *	10,000	99,900

Entertainment - .34%
Eastman Kodak Company	600	19,332

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS  (CONTINUED)

September 30, 2004

	Number of	Market
	Shares	Value
Financial Service - 2.09%
Advanta Corp. CI A VTG	600	13,680
Cendant Corp.	3,000	64,800
Citigroup, Inc.	400	17,648
Knight Trading Group, Inc. *	2,500	23,075
		119,203
Food - .32%
Campbell Soup Co.	700	18,403

Healthcare - 5.40%
Pacificare Health Systems, Inc. *	7,500	275,250
Tenet Healthcare Corp.	3,000	32,370
		307,620
Industrial Service - .86%
Geo Group, Inc. *	2,400	49,080

Internet - 2.52%
Verisign, Inc. *	7,215	143,434

Leisure - .26%
Callaway Golf Co.	1,400	14,798

Medical - 21.48%
Andrx Group	10,000	223,600
Biovail Corp.	12,000	207,600
Elan Corp P.L.C. ADR	8,000	187,200
Enzon Pharmaceuticals	5,500	87,725
King Pharmaceuticals, Inc. *	4,500	53,730
McKesson Hboc, Inc.	4,000	102,600
Merck & Co., Inc.	4,000	132,000
Natrol, Inc. *	5,000	15,000
Pfizer Incorporated	7,000	214,200
		1,223,655
Networks - 2.16%
Cisco Systems, Inc. *	1,900	34,390
Juniper Networks, Inc. *	1,000	23,600
MDSI Mobile Data Solutions, Inc. *	6,000	30,000
McData Corporation CI A *	7,000	35,210
		123,200

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS  (CONTINUED)

September 30, 2004

	Number of	Market
	Shares	Value
Oil - .13%
Transocean Offshore, Inc.	200	7,156

Semiconductor - 6.06%
Applied Materials, Inc. *	3,000	49,470
Cypress Semiconductor *	7,000	61,880
Genesis Microchip, Inc. *	4,000	54,000
Intel Corp.	400	8,024
LSI Logic Corp. *	7,500	32,325
Taiwan Semiconductor ADRF	9,126	65,160
Texas Instruments, Inc.	3,500	74,480
		345,339

Software and Services - 3.32%
Check Point Software Technologies, Ltd. *	1,000	16,970
Computer Associates International, Inc.	1,800	47,340
First Data Corp.	400	17,400
Microsoft Corp. *	1,000	27,650
Oracle Corp. *	2,100	23,688
Scientific games Cp CI A *	2,000	38,200
Veritas Software Corp.*	1,000	17,800
		189,048

Storage Technology – 3.92%
EMC Corp. Mass *	4,000	46,160
Network Appliance, Inc. *	2,000	46,100
Sandisk Corp. *	4,500	131,040
		223,300

Telecommunication - 5.70%
Nokia Corp. Spon ADR	3,000	41,160
Nortel Networks	9,000	30,600
Scientific-Atlanta, Inc.	6,000	155,520
Telephone & Data Systems, Inc.	200	16,834
Utstarcom, Inc. *	5,000	80,550
		324,664

Textile - .17%
Tommy Hilfiger Corp. *	1,000	9,870

Tobacco - .66
Phillip Morris Companies, Inc.	800	37,632

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS  (CONTINUED)

September 30, 2004

	Number of	Market
	Shares	Value
Total Common Stocks (Cost $4,421,584)		4,224,285

Short Term Investments - 32.94%
U.S. Bank-First American Prime Obligations	646,125	646,125
Money Market Fund - Brown & Co	1,231,155	1,231,155
		1,877,280

Total Investments (Cost $6,298,865)		6,101,565

Liabilities Less Other Assets 7.11%		404,956
Total Net Assets 100.0%		$5,696,609

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

-

7 –

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004

ASSETS:
Investments, at market value (identified cost $6,298,865)	$6,101,565
Dividends receivable	2,295
Receivable for investments sold	80,410
Total Assets	6,184,270

LIABILITIES:
Investment advisory fees accrued	21,439
Payable for investments purchased	446,507
Insurance fees accrued	561
Administrative fees accrued	6,432
Custody fees accrued	1,425
Professional fees accrued	8,382
Trustee fees accrued	1,994
Registration fees accrued	761
Other	160
Total Liabilities	487,661

NET ASSETS	$5,696,609

NET ASSETS CONSIST OF:
Capital stock, par value $1.00 per share; unlimited
number of shares authorized; 642,668 shares issued
and outstanding	$ 642,668
Additional paid-in capital	5,564,296
Accumulated undistributed:
Net investment loss	(214,420)
Net realized loss on investment transactions	(98,635)
Net unrealized depreciation on investments	(197,300)

Total Net Assets	$5,696,609

Net Asset Value, Redemption Price Per Share	$ 8.86

Maximum offering price per share (3% sales charge)	$ 9.13

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2004

INVESTMENT INCOME:
Dividend income	$ 28,568
Interest income	3,148
Total Investment Income	31,716

EXPENSES:
Investment advisory fees	78,476
Administrative fees	23,543
Custody fees	3,660
Professional fees	6,607
Registration fees	732
Insurance fees	1,152
Other	80
Total Expenses	114,250

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(41,438)
Change in unrealized appreciation on investments - net	270,953
Total realized and unrealized appreciation on investments - net	229,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 146,981

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS	For the
	Years Ended September 30,
	2004	2003
OPERATIONS:
Net investment loss	$ (82,534)	$ (50,864)
Net realized loss on investments	(41,438)	(9,674)
Change in unrealized appreciation on investments - net	270,953	1,277,819
Net increase in net assets from operations	146,981	1,217,281

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,751,394	441,629
Payments for shares redeemed	(46,258)
Net increase in net assets from capital
share transactions	1,705,136	441,629

TOTAL INCREASE IN NET ASSETS	1,852,117	1,658,910

NET ASSETS:
Beginning of period	3,844,492	2,185,582

End of period	$5,696,609	$3,844,492

CHANGES IN SHARES OUTSTANDING:
Shares sold	186,898	64,179
Shares redeemed	(4,763)
Net increase in shares outstanding	182,135	64,179

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

 1. ORGANIZATION

The Upright Investments Trust (“the Trust) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles.

a)   Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days are valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days are valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are        readily available are valued at fair value as       determined by the Upright Financial Corporation (“Adviser”) in accordance with procedures approved by the Board of Directors.

b)   Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.  At September 30, 2004, the Fund had a net capital loss carryover of approximately $98,635 expiring as follows: 2010-$47,523, 2011-$9,674 and 2012-$41,438.   The Fund has an accumulative operating loss of approximately $212,000.

c)    Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)     Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)     Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2004

f)   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended September 30, 2004 (excluding repurchase agreements and short-term securities), were as follows:

	Other than
	U.S. Govt.	U.S. Govt.
	Securities	Securities

Purchases	$2,466,112	-
Proceeds from sales	1,551,795	-

As of September 30, 2004, the gross unrealized appreciation for all securities totaled $524,918 and the gross unrealized depreciation for all securities totaled $722,218 or a net unrealized depreciation of $197,300. The aggregate cost of securities for federal income tax purposes at September 30, 2004 was $6,298,865.  During the year ended September 30, 2004, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to  receive a fee, calculated at an annual rate of 1.50% of its average daily net assets.  The Fund has accrued $21,439 of adviser fees through September 30, 2004.  During the year ended September 30, 2004 the fund paid $83,082 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of. 45% of its average daily net assets.  The Fund has accrued $6,432 of administrative fees through September 30, 2004. During the year ended September 30, 2004, the Fund paid $24,924 in administrative fees.

Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. SALES CHARGE

The sales charges of the Fund are outlined below:

Investment

Up to $49,999

3.00%

3.09%

$50,000-$99,999

2.50%

2.56%

$100,000-$249,999

2.25%

2.30%

$250,000-$499,999

1.75%

1.78%

$500,000-$749,999

1.50%

1.52%

$750,000-$999,999

1.25%

1.27%

$1 million and up

0.75%

0.76%

6. CAPITAL SHARE TRANSACTIONS

Transactions  in capital shares were as follows:

	For the year ended		For the year ended
	September 30, 2004		September 30, 2003
Shares sold	186,898	$1,751,394	64,179	$441,629
Shares redeemed	4,763	46,258

Net capital share
transactions	182,135	$1,705,136	64,179	$441,629

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	Year ended September 30,

	2004	2003	2002	2001	2000
PER SHARE DATA
Net asset value, beginning of period	8.35	$5.51	$8.65	$13.29	$10.08

Investment operations:
Net investment loss	(0.14)	(0.12)	(0.09)	(0.11)	(0.18)
Net realized and unrealized gain (loss)
on investments	0.65	2.96	(3.05)	(4.53)	3.41
Total from investment operations	0.51	2.84	(3.14)	(4.64)	3.23

Less distributions:
From net investment income					.02

Net asset value, end of year	$8.86	$8.35	$5.51	$ 8.65	$13.29

TOTAL RETURN	6.11%	51.54%	(36.24)%	(34.91)%	32.06%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,696	$3,845	$2,186	$2,321	$1,962
Ratio of net expenses to average net assets	2.15%	2.48%	2.24%	2.85%	3.21%
Ratio of net investment income (loss) to
average net assets	(1.55)%	(2.38)%	(1.91)%	(1.05)%	(1.47)%
Ratio of net expenses to average net assets-
without fee waiver	2.15%	2.48%	2.24%	2.85%	3.21%
Ratio of net investment income to average
net assets - without fee waiver	(1.55)%	(2.38)%	(1.91)%	(1.05)%	(1.47)%
Portfolio turnover rate	37.76%	20.40%	9.52%	19.16%	19.88%

Note: The fund used average share method to calculate selected data for a share outstanding throughout each year.

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees

Upright Growth Fund

Livingston, New Jersey

We have audited the accompanying statement of assets and liabilities of the Upright Growth Fund, including the schedule of investments in securities, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights data for each of the two years ended September 30, 2001, were audited by other accountants whose report dated October 19, 2001 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Upright Growth Fund as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period  then ended, and the financial highlights for each of the three years in the period then ended, in conformity with  U.S. generally accepted accounting principles.

                                                /s/ Meyler & Company, LLC

Middletown, NJ

November 26, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2004 through September 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expensed Paid During Period ” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2004	September 30, 2004	April 1, 2004 to September 30, 2004

Actual	$1,000.00	$1,019.79	$10.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.25	$10.83

* Expenses are equal to each Fund's annualized expense ratio of 2.15%, multiplied by the average account value over the period, Multiplied by 183/366 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

September 30, 2004

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 west Mt. Pleasant Ave Livingston, NJ 07039 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is  officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817 Year of Birth: 1942	Trustee since 1998

President of Kam Man Food Corp. in New Jersey since 1996 and Vice-president of Kam Man Food Inc in New York since 1972. He also served as President of Kam Kuo Food Corp. in New York since 1992. The Kam Man Group is one of biggest supermarket of Chinese food in east coast.

None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Auditors

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Underwriter

Maxus Securities Corp.

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Wellman Wu

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Wellman Wu is an audit committee financial expert.  He has acquired the required attributes of an audit committee financial expert through experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements and is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2003

$ 6500

FY 2004

$ 7000

(b)

Audit-Related Fees

Registrant

FY 2003

$ 0

FY 2004

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2003

$ 0

FY 2004

$ 0

Nature of the fees:

N/A

(d)

All Other Fees

Registrant

FY 2003

$ 0

FY 2004

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2003

$ 0

FY 2004

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 21, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date:               5/30/05

By : /s/ Wellman Wu

Wellman Wu

Chief Financial Officer

Date:               5/30/05